SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 28, 1998 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. (Sponsor) Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1998-C1) (Exact name of registrant as specified in charter) Delaware 33-65816 3671416 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, NY 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1 which was made on April 16, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 16, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF Bear Stearns Commercial Mortgage Securities Inc., REGISTRANT By: /s Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: April 16, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Statement Date 04/16/02 Payment Date: 04/16/02 Prior Payment: 03/18/02 Record Date: 03/29/02 WAC: 7.50824% WAMM: 91 Number Of Pages Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 6 Total Pages Included In This Package 15 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net 0 0 0 0 0 0 Monthly Data File Name: BEAR98C1_200204_3.zip ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Upper Tier Statement Date 04/16/02 Payment Date: 04/16/02 Prior Payment: 03/18/02 Record Date: 03/29/02 WAC: 7.5082% WAMM: 91 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 129,564,000.00 90,331,958.12 07383FAA6 1000.00000000 697.19951622 A-2 417,211,428.00 417,211,428.00 07383FAB4 1000.00000000 1000.00000000 B 35,736,956.00 35,736,956.00 07383FAC2 1000.00000000 1000.00000000 C 32,163,260.00 32,163,260.00 07383FAD0 1000.00000000 1000.00000000 D 32,163,260.00 32,163,260.00 07383FAE8 1000.00000000 1000.00000000 E 8,934,239.00 8,934,239.00 07383FAF5 1000.00000000 1000.00000000 F 12,507,935.00 12,507,935.00 07383FAH1 1000.00000000 1000.00000000 G 12,507,935.00 12,507,935.00 07383FAJ7 1000.00000000 1000.00000000 H 5,360,543.00 5,360,543.00 07383FAK4 1000.00000000 1000.00000000 I 17,868,478.00 17,868,478.00 07383FAL2 1000.00000000 1000.00000000 J 4,645,804.00 4,645,804.00 07383FAM0 1000.00000000 1000.00000000 K 6,075,283.00 6,075,283.00 07383FAN8 1000.00000000 1000.00000000 X 714,739,121.00N 675,507,079.12 07383FAG3 1000.00000000 945.10998387 R 0.00 0.00 9ABSB465 1000.00000000 0.00000000 714,739,121.00 675,507,079.12 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 813,072.61 0.00 0.00 0.00 07383FAA6 6.27545159 0.00000000 0.00000000 0.00000000 A-2 0.00 0.00 0.00 0.00 07383FAB4 0.00000000 0.00000000 0.00000000 0.00000000 B 0.00 0.00 0.00 0.00 07383FAC2 0.00000000 0.00000000 0.00000000 0.00000000 C 0.00 0.00 0.00 0.00 07383FAD0 0.00000000 0.00000000 0.00000000 0.00000000 D 0.00 0.00 0.00 0.00 07383FAE8 0.00000000 0.00000000 0.00000000 0.00000000 E 0.00 0.00 0.00 0.00 07383FAF5 0.00000000 0.00000000 0.00000000 0.00000000 F 0.00 0.00 0.00 0.00 07383FAH1 0.00000000 0.00000000 0.00000000 0.00000000 G 0.00 0.00 0.00 0.00 07383FAJ7 0.00000000 0.00000000 0.00000000 0.00000000 H 0.00 0.00 0.00 0.00 07383FAK4 0.00000000 0.00000000 0.00000000 0.00000000 I 0.00 0.00 0.00 0.00 07383FAL2 0.00000000 0.00000000 0.00000000 0.00000000 J 0.00 0.00 0.00 0.00 07383FAM0 0.00000000 0.00000000 0.00000000 0.00000000 K 0.00 0.00 0.00 0.00 07383FAN8 0.00000000 0.00000000 0.00000000 0.00000000 X 0.00 0.00 0.00 0.00 07383FAG3 0.00000000 0.00000000 0.00000000 0.00000000 R 0.00 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 0.00000000 813,072.61 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) A-1 89,518,885.51 477,253.85 0.00 6.3400% 07383FAA6 690.92406463 3.68353748 0.00000000 Fixed A-2 417,211,428.00 2,239,034.66 0.00 6.4400% 07383FAB4 1000.00000000 5.36666666 0.00000000 Fixed B 35,736,956.00 194,766.41 0.00 6.5400% 07383FAC2 1000.00000000 5.44999999 0.00000000 Fixed C 32,163,260.00 180,918.34 0.00 6.7500% 07383FAD0 1000.00000000 5.62500008 0.00000000 Fixed D 32,163,260.00 180,918.34 0.00 6.7500% 07383FAE8 1000.00000000 5.62500008 0.00000000 Fixed E 8,934,239.00 50,255.09 0.00 6.7500% 07383FAF5 1000.00000000 5.62499951 0.00000000 Fixed F 12,507,935.00 62,539.68 0.00 6.0000% 07383FAH1 1000.00000000 5.00000040 0.00000000 Fixed G 12,507,935.00 62,539.68 0.00 6.0000% 07383FAJ7 1000.00000000 5.00000040 0.00000000 Fixed H 5,360,543.00 26,802.72 0.00 6.0000% 07383FAK4 1000.00000000 5.00000093 0.00000000 Fixed I 17,868,478.00 89,342.39 0.00 6.0000% 07383FAL2 1000.00000000 5.00000000 0.00000000 Fixed J 4,645,804.00 23,229.02 0.00 6.0000% 07383FAM0 1000.00000000 5.00000000 0.00000000 Fixed K 6,075,283.00 28,958.47 -1,417.95 6.0000% 07383FAN8 1000.00000000 4.76660429 -0.23339653 Fixed X 674,694,006.51 576,259.64 0.00 1.0237% 07383FAG3 943.97240432 0.80625171 0.00000000 0.7891% R 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 674,694,006.51 4,192,818.29 Total P&I Payme 5,005,890.90 Page 2 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minud Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Lower Tier Statement Date 04/16/02 Payment Date: 04/16/02 Prior Payment: 03/18/02 Record Date: 03/29/02 WAC: 7.50824% WAMM: 91 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 LA-1 129,564,000.00 90,331,958.12 NONE 1000.00000000 697.19951622 LA-2 417,211,428.00 417,211,428.00 NONE 1000.00000000 1000.00000000 LB 35,736,956.00 35,736,956.00 NONE 1000.00000000 1000.00000000 LC 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LD 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LE 8,934,239.00 8,934,239.00 NONE 1000.00000000 1000.00000000 LF 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LG 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LH 5,360,543.00 5,360,543.00 NONE 1000.00000000 1000.00000000 LI 17,868,478.00 17,868,478.00 NONE 1000.00000000 1000.00000000 LJ 4,645,804.00 4,645,804.00 NONE 1000.00000000 1000.00000000 LK 6,075,283.00 6,075,283.00 NONE 1000.00000000 1000.00000000 LR 0.00 0.00 9ABSB466 1000.00000000 0.00000000 714,739,121.00 675,507,079.12 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 813,072.61 0.00 0.00 0.00 NONE 6.27545159 0.00000000 0.00000000 0.00000000 LA-2 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LB 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LC 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LD 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LE 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LF 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LG 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LH 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LI 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LJ 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LK 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 0.00000000 813,072.61 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) LA-1 89,518,885.51 560,872.84 0.00 7.4508% NONE 690.92406463 4.32892501 0.00000000 7.2163% LA-2 417,211,428.00 2,590,473.64 0.00 7.4508% NONE 1000.00000000 6.20901890 0.00000000 7.2163% LB 35,736,956.00 221,891.44 0.00 7.4508% NONE 1000.00000000 6.20901903 0.00000000 7.2163% LC 32,163,260.00 199,702.29 0.00 7.4508% NONE 1000.00000000 6.20901892 0.00000000 7.2163% LD 32,163,260.00 199,702.29 0.00 7.4508% NONE 1000.00000000 6.20901892 0.00000000 7.2163% LE 8,934,239.00 55,472.86 0.00 7.4508% NONE 1000.00000000 6.20901903 0.00000000 7.2163% LF 12,507,935.00 77,662.00 0.00 7.4508% NONE 1000.00000000 6.20901852 0.00000000 7.2163% LG 12,507,935.00 77,662.00 0.00 7.4508% NONE 1000.00000000 6.20901852 0.00000000 7.2163% LH 5,360,543.00 33,283.71 0.00 7.4508% NONE 1000.00000000 6.20901838 0.00000000 7.2163% LI 17,868,478.00 110,945.72 0.00 7.4508% NONE 1000.00000000 6.20901903 0.00000000 7.2163% LJ 4,645,804.00 28,845.88 0.00 7.4508% NONE 1000.00000000 6.20901786 0.00000000 7.2163% LK 6,075,283.00 36,303.62 -1,417.93 7.4508% NONE 1000.00000000 5.97562616 -0.23339324 7.2163% LR 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 674,694,006.51 4,192,818.29 (1,417.93) Total P&I Payme 5,005,890.90 Page 3 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minud Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated CertifiUnpaid Deferred Class Interest Shortfall Interest A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 56,731.67 0.00 X 0.00 0.00 Totals: 0.00 0.00 CertifiAppraisal Reduction Yield Maint. Class Amount Premiums A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 0.00 0.00 X 0.00 0.00 Totals: 0.00 0.00 Advances Prior Outstanding Current Month Principal Interest Principal Interest Servicer: 13,604.50 46,832.73 8,153.92 31,324.07 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 13,604.50 46,832.73 8,153.92 31,324.07 Recovered Advances Outstanding Principal Interest Principal Interest Servicer: 11,340.68 37,412.73 10,417.74 40,744.07 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 11,340.68 37,412.73 10,417.74 40,744.07 Current Period Scheduled Servicing Fees: 32,319.80 Current Period Special Servicing Fees: 1,129.29 Additional Servicing Compensation: 288.63 Summary of REO Property Principal Property Name Date of REOBalance 0.00 0.00 01/00/00 0.00 0 0 01/00/00 0.00 0No Summary 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0 0 01/00/00 0.00 Totals: 0.00 Date of FinalAmount Aggregate Other Property Name Book Value Recovery of Proceeds Revenues Collect 0.00 0.00 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 Totals: 0.00 0.00 Appraised value of real estate acquired through foreclosure or grant of of foreclosure: 0.00 Summary of Appraisal Reductions Principal Property Name Loan NumberBalance 0.00 0 0 0.00 0.00 0 0 0.00 0No Summary 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 Totals: 0.00 Appraisal Appraisal Date of Property Name Reduction ADate Reduction 0.00 0.00 01/00/00 01/00/00 0.00 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 Totals: 0.00 DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/16/02 1 1,621,935 0 0 0.68% 0.24% 0.00% 0.00% 03/18/02 0 0 1 994,950 0.00% 0.00% 0.68% 0.15% 02/19/02 1 996,840 0 0 0.68% 0.15% 0.00% 0.00% 01/16/02 1 998,045 0 0 0.68% 0.15% 0.00% 0.00% 12/17/01 1 1,627,929 0 0 0.68% 0.24% 0.00% 0.00% 11/16/01 0 0 1 1,000,653 0.00% 0.00% 0.68% 0.15% 10/16/01 2 2,632,533 0 0 1.35% 0.39% 0.00% 0.00% 09/17/01 1 1,632,246 0 0 0.68% 0.24% 0.00% 0.00% 08/16/01 1 1,633,441 0 0 0.68% 0.24% 0.00% 0.00% 07/16/01 1 1,634,628 0 0 0.68% 0.24% 0.00% 0.00% 06/18/01 1 1,636,147 0 0 0.68% 0.24% 0.00% 0.00% 05/16/01 4 5,533,802 0 0 2.70% 0.81% 0.00% 0.00% 04/16/01 1 1,638,818 0 0 0.68% 0.24% 0.00% 0.00% 03/16/01 1 1,056,175 0 0 0.68% 0.15% 0.00% 0.00% 02/16/01 1 1,642,138 1 1,058,098 0.68% 0.24% 0.68% 0.15% 01/16/01 0 0 3 3,715,993 0.00% 0.00% 2.03% 0.54% DistributiDelinq 3+ Months Foreclosure/Bankruptcy REO Date # Balance # Balance # Balance 04/16/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 01/16/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 12/17/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 11/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 10/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 09/17/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 08/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 07/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 05/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/16/01 1 1,010,512 0 0 0 0 0.68% 0.15% 0.00% 0.00% 0.00% 0.00% 02/16/01 1 1,012,304 0 0 0 0 0.68% 0.15% 0.00% 0.00% 0.00% 0.00% 01/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% DistributiModifications Prepayments Curr Weighted Av Date # Balance # Balance Coupon Remit 04/16/02 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 7.05% 6.99% 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 01/16/02 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 12/17/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 11/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 10/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 09/17/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 08/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 07/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 05/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 03/16/01 0 0 0 0 7.05% 6.99% 0.00% 0.00% 0.00% 0.00% 02/16/01 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 01/16/01 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% Note: Foreclosure and REO Totals are NOT Included in the Appropriate Delinquency Aging Category Paid Outstanding Out. Property Disclosure Doc Thru Current P&I P&I Protection Control # Date Advance Advances** Advances 9423 37316 15,514.76 15,514.76 0.00 8652 37288 11,683.91 23,367.73 0.00 9365 37316 12,279.32 12,279.32 0.00 Total 39,477.99 51,161.81 0.00 Special Disclosure Doc Advance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DateDate Date 9423 B 8652 1 9365 B 37330 Disclosure Doc REO Control # Date 9423 8652 9365 (1) Legend : 0 0 0 0 0 ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $1,000,000 9 8,261,716 1.22% $1,000,001to $2,000,000 38 59,684,123 8.85% $2,000,000to $3,000,000 29 71,758,699 10.64% $3,000,000to $4,000,000 14 48,263,233 7.15% $4,000,000to $5,000,000 14 62,326,156 9.24% $5,000,000to $6,000,000 11 61,031,512 9.05% $6,000,000to $7,000,000 6 39,345,523 5.83% $7,000,000to $8,000,000 4 29,512,081 4.37% $8,000,000to $9,000,000 2 17,168,481 2.54% $9,000,000to $10,000,000 6 56,415,040 8.36% $10,000,00to $12,000,000 5 56,398,210 8.36% $12,000,00to $14,000,000 4 53,033,323 7.86% $14,000,00to $17,000,000 3 46,541,765 6.90% $17,000,00to $20,000,000 0 0 0.00% $20,000,00to $23,000,000 2 41,927,976 6.21% $23,000,00to $28,000,000 1 23,026,167 3.41% Total 148 674,694,006 100.00% Average Scheduled Balance is 4,558,743 Maximum Scheduled Balance is 23,026,167 Minimum Scheduled Balance is 665,223 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 41 262,554,923 38.91% Office 26 117,972,943 17.49% Multifamily 32 95,659,122 14.18% Industrial 19 73,298,700 10.86% Lodging 6 40,306,269 5.97% Mobile Home 8 28,216,926 4.18% Mixed Use 8 27,628,178 4.09% Health Care 3 11,510,403 1.71% Other 3 10,134,175 1.50% Self Storage 2 7,412,368 1.10% Total 148 674,694,006 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.000%or less 0 0 0.000% 6.000%to 6.250% 0 0 0.000% 6.250%to 6.500% 1 11,170,982 1.656% 6.500%to 6.750% 3 6,390,017 0.947% 6.750%to 7.000% 25 165,659,019 24.553% 7.000%to 7.250% 34 171,638,060 25.439% 7.250%to 7.500% 35 171,916,171 25.481% 7.500%to 7.750% 24 77,059,504 11.421% 7.750%to 8.000% 12 34,950,718 5.180% 8.000%to 8.250% 8 27,945,064 4.142% 8.250%to 8.500% 0 0 0.000% 8.500%to 8.750% 4 5,972,743 0.885% 8.750%to 18.750% 2 1,991,729 0.295% 0.000%to 0.000% 0 0 0.000% 0.000%& Above 0 0 0.000% Total 148 674,694,006100.000% W/Avg Mortgage Interest Rate is 7.508% Minimum Mortgage Interest Rate is 6.470% Maximum Mortgage Interest Rate is 9.875% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance California 28 183,408,048 27.18% New York 23 111,029,918 16.46% Florida 15 59,605,568 8.83% Massachusetts 8 35,977,120 5.33% Arizona 8 32,018,041 4.75% Connecticut 6 30,630,979 4.54% Maryland 5 27,940,661 4.14% Pennsylvania 8 23,026,617 3.41% Delaware 4 18,613,732 2.76% Texas 3 18,460,708 2.74% New Jersey 3 15,814,409 2.34% Michigan 4 15,810,810 2.34% Utah 3 14,069,777 2.09% Illinois 3 10,188,984 1.51% Various 1 9,268,924 1.37% Vermont 2 8,945,900 1.33% Minnesota 5 8,866,382 1.31% Washington 1 7,993,768 1.18% North Carolina 2 7,515,943 1.11% Virginia 2 6,829,570 1.01% Oregon 2 6,179,300 0.92% New Hampshire 1 4,222,861 0.63% Louisiana 1 4,136,075 0.61% Colorado 2 3,880,334 0.58% Nevada 4 3,809,363 0.56% Rhode Island 1 2,503,492 0.37% Ohio 1 1,925,982 0.29% Alabama 1 1,355,519 0.20% Maine 1 665,223 0.10% 0 0 0 0.00% 0 0 0 0.00% Total 148 674,694,006 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 109 501,307,785 74.30% 4+ to 5 years 39 173,386,221 25.70% 5+ to 6 years 0 0 0.00% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 148 674,694,006 100.00% Weighted Average Seasoning is 3.9 Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 5 12,202,845 1.81% 121 to 180 months 0 0 0.00% 181 to 240 months 0 0 0.00% 241 to 360 months 0 0 0.00% Total 5 12,202,845 1.81% Weighted Ave 130 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 1or less 5 14,545,206 2.16% 1.0001to 1.1 2 6,632,075 0.98% 1.1001to 1.2 7 30,938,133 4.59% 1.2001to 1.3 7 25,108,100 3.72% 1.3001to 1.4 13 63,588,664 9.42% 1.4001to 1.5 11 69,047,391 10.23% 1.5001to 1.6 10 66,769,019 9.90% 1.6001to 1.7 16 73,379,084 10.88% 1.7001to 1.8 8 27,878,841 4.13% 1.8001to 1.9 12 32,989,053 4.89% 1.9001to 2 9 40,351,704 5.98% 2.0001to 2.4 25 121,079,849 17.95% 2.4001to 2.8 10 34,995,709 5.19% 2.8001to 3 3 15,703,620 2.33% 3.0001& above 10 51,687,559 7.66% Unknown 0 0 0.00% Total 148 674,694,006 100.00% Weighted Average Debt Service Coverage Ratio is 1.916215 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 50 177,256,043 26.27% 1 to 2 years 73 384,887,575 57.05% 2 Years or More 25 112,550,388 16.68% Unknown 0 0 0.00% Total 148 674,694,006 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 1 1,864,543 0.28% 37 to 48 months 1 1,882,356 0.28% 49 to 60 months 0 0 0.00% 61 to 120 months 115 479,588,429 71.08% 121 to 180 months 25 169,886,910 25.18% 181 to 240 months 1 9,268,924 1.37% Total 143 662,491,162 98.19% Weighted Ave 90 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 5 12,202,845 1.81% Amortizing Balloon 143 662,491,162 98.19% Total 148 674,694,006 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prospectus values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation. Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 3912BEAR98C1 Office 07/01/07 2.860 4500BEAR98C1 Industrial 12/01/07 1.960 4950BEAR98C1 Office 12/01/09 1.570 5005BEAR98C1 Multifamily 12/01/12 2.860 5237BEAR98C1 Industrial 01/01/08 1.480 5351BEAR98C1 Retail 01/01/13 1.520 5405BEAR98C1 Multifamily 01/01/08 1.820 5483BEAR98C1 Office 04/01/08 3.060 5535BEAR98C1 Industrial 01/01/08 3.220 5589BEAR98C1 Industrial 04/01/08 1.740 5596BEAR98C1 Multifamily 01/01/08 1.470 5610BEAR98C1 Mixed Use 06/01/08 2.410 5615BEAR98C1 Office 05/01/08 2.240 5632BEAR98C1 Office 01/01/08 2.230 5819BEAR98C1 Retail 06/01/08 1.660 5828BEAR98C1 Health Care 03/01/08 2.120 5829BEAR98C1 Health Care 01/01/13 1.610 5833BEAR98C1 Retail 01/01/13 1.770 5857BEAR98C1 Retail 06/01/08 1.170 5867BEAR98C1 Mobile Home 03/01/08 0.940 5873BEAR98C1 Mobile Home 01/01/08 1.220 5874BEAR98C1 Mobile Home 05/01/08 1.160 5876BEAR98C1 Industrial 01/01/08 1.800 5906BEAR98C1 Retail 06/01/08 2.150 5914BEAR98C1 Multifamily 02/01/08 3.570 5915BEAR98C1 Multifamily 02/01/08 4.170 5923BEAR98C1 Office 01/01/08 1.850 5979BEAR98C1 Mixed Use 06/01/08 1.980 5981BEAR98C1 Industrial 04/01/08 0.850 5995BEAR98C1 Industrial 04/01/28 1.400 6008BEAR98C1 Lodging 03/01/08 3.240 6016BEAR98C1 Office 03/01/08 2.550 6017BEAR98C1 Lodging 06/01/08 2.490 6021BEAR98C1 Multifamily 04/01/13 1.880 6027BEAR98C1 Office 01/01/08 1.700 6028BEAR98C1 Multifamily 01/01/08 1.050 6041BEAR98C1 Office 02/01/08 1.130 6042BEAR98C1 Industrial 03/01/08 1.950 6059BEAR98C1 Retail 04/01/13 1.960 6070BEAR98C1 Retail 06/01/08 2.050 6072BEAR98C1 Multifamily 03/01/08 1.670 6082BEAR98C1 Office 05/01/08 2.150 6100BEAR98C1 Retail 01/02/13 1.490 6101BEAR98C1 Retail 01/02/13 1.910 6102BEAR98C1 Mobile Home 01/01/13 2.180 6116BEAR98C1 Multifamily 04/01/08 2.010 6146BEAR98C1 Office 03/01/08 1.390 6151BEAR98C1 Retail 04/01/08 2.210 6161BEAR98C1 Mixed Use 06/01/13 1.540 6187BEAR98C1 Multifamily 04/01/13 2.270 6189BEAR98C1 Multifamily 04/01/13 2.280 6190BEAR98C1 Multifamily 06/01/13 1.760 6191BEAR98C1 Multifamily 04/01/13 2.540 6204BEAR98C1 Lodging 02/01/08 4.640 6221BEAR98C1 Retail 06/01/05 2.060 6225BEAR98C1 Multifamily 02/01/08 1.730 6230BEAR98C1 Retail 03/01/08 1.630 6233BEAR98C1 Retail 09/01/07 1.290 6234BEAR98C1 Industrial 08/31/07 1.260 6235BEAR98C1 Lodging 09/01/12 3.290 6236BEAR98C1 Office 08/01/07 2.580 6237BEAR98C1 Office 09/01/07 1.210 6238BEAR98C1 Multifamily 10/01/07 0.980 6239BEAR98C1 Multifamily 10/01/12 1.630 6254BEAR98C1 Retail 04/01/13 1.410 6266BEAR98C1 Lodging 03/01/08 2.320 6284BEAR98C1 Office 04/01/08 1.870 6310BEAR98C1 Industrial 03/01/08 1.250 6341BEAR98C1 Retail 04/01/08 1.870 6347BEAR98C1 Office 04/01/05 2.120 6365BEAR98C1 Industrial 03/01/08 1.720 6378BEAR98C1 Retail 02/01/08 1.270 6382BEAR98C1 Industrial 02/01/08 1.820 6383BEAR98C1 Office 06/01/08 1.530 6386BEAR98C1 Mixed Use 02/01/13 1.150 6388BEAR98C1 Multifamily 05/01/13 1.990 6397BEAR98C1 Retail 04/01/08 1.810 6414BEAR98C1 Self Storag 01/01/08 1.880 6430BEAR98C1 Retail 05/01/13 1.920 6461BEAR98C1 Industrial 05/01/08 2.330 6475BEAR98C1 Health Care 03/01/08 0.990 6526BEAR98C1 Other 04/01/08 1.620 6529BEAR98C1 Retail 05/01/08 1.370 6557BEAR98C1 Retail 04/01/08 1.960 6591BEAR98C1 Office 06/01/08 2.510 6599BEAR98C1 Multifamily 06/01/08 3.600 6605BEAR98C1 Office 02/01/08 2.010 6638BEAR98C1 Multifamily 03/01/08 1.880 8460BEAR98C1 Retail 06/01/08 1.550 8462BEAR98C1 Multifamily 04/01/08 1.680 8466BEAR98C1 Multifamily 03/01/08 1.290 8489BEAR98C1 Office 06/01/08 1.630 8497BEAR98C1 Retail 05/01/08 1.680 8574BEAR98C1 Lodging 03/01/08 1.840 8587BEAR98C1 Office 06/01/08 2.510 8597BEAR98C1 Multifamily 06/01/08 1.870 8652BEAR98C1 Office 06/01/08 1.610 8666BEAR98C1 Multifamily 04/01/08 1.630 8669BEAR98C1 Mobile Home 05/01/08 1.190 8672BEAR98C1 Mobile Home 06/01/08 1.290 8749BEAR98C1 Retail 06/01/08 1.330 8782BEAR98C1 Multifamily 06/01/08 1.550 8785BEAR98C1 Retail 06/01/08 1.600 8874BEAR98C1 Retail 06/01/08 2.320 8976BEAR98C1 Retail 06/01/08 1.550 9002BEAR98C1 Mixed Use 06/01/08 1.140 9014BEAR98C1 Industrial 06/01/08 1.360 9025BEAR98C1 Other 03/01/13 1.310 9073BEAR98C1 Retail 06/01/08 2.130 9114BEAR98C1 Industrial 05/01/13 1.390 9115BEAR98C1 Retail 05/01/13 1.660 9119BEAR98C1 Retail 05/01/13 1.550 9121BEAR98C1 Office 05/01/13 1.490 9123BEAR98C1 Multifamily 05/01/13 2.140 9140BEAR98C1 Retail 06/01/08 1.390 9145BEAR98C1 Office 06/01/08 1.760 9173BEAR98C1 Multifamily 06/01/08 1.930 9204BEAR98C1 Mixed Use 06/01/08 1.560 9210BEAR98C1 Self Storag 06/01/08 2.890 9213BEAR98C1 Retail 05/01/08 1.330 9277BEAR98C1 Office 06/01/08 1.370 9305BEAR98C1 Mobile Home 04/01/13 0.990 9306BEAR98C1 Mobile Home 04/01/13 1.490 9326BEAR98C1 Multifamily 06/01/08 2.030 9329BEAR98C1 Multifamily 05/01/08 1.490 9330BEAR98C1 Multifamily 05/01/08 2.310 9331BEAR98C1 Multifamily 05/01/08 2.400 9332BEAR98C1 Multifamily 06/01/08 1.040 9333BEAR98C1 Multifamily 05/01/08 1.390 9365BEAR98C1 Retail 05/01/08 2.430 9371BEAR98C1 Other 06/01/08 1.770 9406BEAR98C1 Mixed Use 06/01/08 1.480 9423BEAR98C1 Industrial 06/01/08 1.460 9430BEAR98C1 Retail 06/01/08 1.420 9488BEAR98C1 Office 06/01/13 1.180 9489BEAR98C1 Office 06/01/13 2.340 9495BEAR98C1 Retail 06/01/08 1.630 9496BEAR98C1 Retail 06/01/08 1.680 9497BEAR98C1 Retail 06/01/08 1.690 9588BEAR98C1 Industrial 06/01/08 1.840 9669BEAR98C1 Industrial 06/01/08 1.320 9671BEAR98C1 Retail 12/01/07 2.660 9672BEAR98C1 Retail 12/01/07 6.130 9673BEAR98C1 Retail 11/01/07 2.700 9674BEAR98C1 Retail 12/01/07 6.660 9675BEAR98C1 Retail 11/01/07 2.070 0000000000BEAR98C1 Industrial 01/01/08 1.370 0000000000BEAR98C1 Industrial 01/01/08 2.100 0000000000BEAR98C1 Mixed Use 06/01/08 1.430 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 3912 37256RI 2,503, 8.558% 4500 36891AZ 2,953, 7.710% 4950 36891DE 2,594, 7.620% 5005 36891MA 10,493, 6.860% 5237 36891NY 8,726, 7.315% 5351 36891CA 9,882, 7.365% 5405 37256MI 1,580, 7.190% 5483 36891NY 1,877, 7.210% 5535 36891FL 1,208, 6.860% 5589 37256OR 4,871, 7.490% 5596 37256FL 2,337, 7.345% 5610 37256FL 5,520, 7.100% 5615 35795FL 8,441, 6.990% 5632 36525CT 4,318, 7.380% 5819 36891VT 6,283, 7.680% 5828 36891AZ 7,068, 6.860% 5829 36891AZ 3,404, 7.415% 5833 36891NY 5,535, 7.195% 5857 36891MD 9,366, 7.200% 5867 37256NY 2,017, 7.310% 5873 36891NY 1,147, 7.440% 5874 36160NY 2,399, 7.280% 5876 36891NV 1,019, 7.610% 5906 36891NY 15,043, 7.080% 5914 37256MA 3,579, 6.710% 5915 37256MA 1,487, 6.710% 5923 36525IL 4,780, 7.900% 5979 36891MD 1,880, 7.080% 5981 37256IL 3,773, 7.705% 5995 37256VV 9,268, 7.730% 6008 37011FL 21,386, 6.960% 6016 37256AZ 3,278, 7.170% 6017 37256MD 2,546, 7.400% 6021 37256MI 1,322, 6.710% 6027 37256CA 2,149, 7.300% 6028 36891CA 1,868, 7.250% 6041 36891PA 2,431, 7.220% 6042 36891DE 1,967, 7.190% 6059 37256OR 1,307, 7.310% 6070 35795NY 5,045, 7.380% 6072 36525NY 5,865, 7.220% 6082 36891WA 7,993, 7.240% 6100 36891CA 23,026, 7.365% 6101 36891CA 11,800, 7.365% 6102 36891CA 2,158, 7.365% 6116 36891CA 1,823, 7.030% 6146 37256NY 1,920, 7.760% 6151 37256MI 11,170, 6.470% 6161 36525NY 3,353, 7.000% 6187 37256MN 1,681, 6.761% 6189 37256MN 1,131, 6.911% 6190 37256MN 1,492, 7.203% 6191 36160MN 2,148, 6.761% 6204 36891CA 11,391, 6.870% 6221 37256NY 1,882, 7.180% 6225 36891IL 1,635, 7.140% 6230 36525PA 941 7.650% 6233 37256CA 9,049, 8.125% 6234 36160CA 0.000% 6235 37256CA 1,326, 9.125% 6236 37256AL 1,355, 8.625% 6237 37256CA 1,131, 8.625% 6238 37256NV 982 8.625% 6239 37256ME 665 9.875% 6254 36891CO 903 7.460% 6266 36891VT 2,661, 7.530% 6284 36525DE 1,445, 7.495% 6310 37256NJ 7,029, 7.220% 6341 36891FL 1,816, 7.703% 6347 37256AZ 1,864, 8.015% 6365 36799VA 2,301, 7.440% 6378 36891TX 3,466, 7.400% 6382 36891NY 3,367, 7.600% 6383 36891CT 1,648, 8.050% 6386 36891CA 5,790, 7.950% 6388 37256NY 3,651, 6.830% 6397 36891FL 1,424, 7.700% 6414 37256MA 4,705, 7.390% 6430 37256MD 11,542, 7.160% 6461 37256CT 3,365, 7.120% 6475 36891AZ 1,037, 7.825% 6526 36891MN 2,412, 7.990% 6529 37256PA 2,765, 7.800% 6557 36891FL 2,697, 7.050% 6591 37256MI 1,736, 6.900% 6599 37256CO 2,976, 6.870% 6605 36891TX 14,000, 6.920% 6638 36891CA 2,203, 6.930% 8460 37256CA 2,415, 7.830% 8462 37256CA 2,685, 6.950% 8466 36891NY 970 7.280% 8489 37256DE 12,606, 7.120% 8497 36525MA 2,532, 7.000% 8574 36525TX 993 8.150% 8587 36525CA 9,448, 7.570% 8597 36891LA 4,136, 7.070% 8652 36830FL 1,621, 7.510% 8666 36525NH 4,222, 7.040% 8669 36891NY 5,772, 7.180% 8672 36891NY 2,311, 7.230% 8749 36891PA 996 8.040% 8782 36525FL 1,123, 7.510% 8785 36525CT 12,508, 7.110% 8874 36525CT 4,349, 7.110% 8976 36769NY 9,399, 7.050% 9002 36525MA 3,208, 7.460% 9014 36891NJ 4,021, 7.715% 9025 36891CA 2,199, 7.994% 9073 37256CA 1,890, 7.630% 9114 36891CA 6,719, 6.934% 9115 36891CA 13,918, 6.934% 9119 36891CA 20,541, 6.934% 9121 36891CA 15,111, 6.884% 9123 36891CA 4,799, 6.934% 9140 36525NY 16,386, 7.320% 9145 36891CA 5,501, 7.470% 9173 36525MA 2,549, 7.520% 9204 36525FL 3,302, 7.350% 9210 36981FL 2,707, 6.910% 9213 36525NY 3,153, 7.620% 9277 37256CT 4,441, 7.590% 9305 36891AZ 6,734, 7.310% 9306 36525AZ 5,676, 7.310% 9326 37256CA 5,589, 7.300% 9329 36891PA 4,294, 7.055% 9330 36891PA 1,726, 7.005% 9331 36891PA 2,919, 7.005% 9332 36891NJ 4,763, 7.005% 9333 36891PA 6,951, 7.005% 9365 37256NC 1,364, 7.780% 9371 37256NY 5,521, 7.470% 9406 36891FL 2,186, 7.760% 9423 36891NY 1,793, 7.680% 9430 36891MD 2,604, 7.420% 9488 36525CA 1,969, 6.934% 9489 36891CA 1,801, 6.920% 9495 37256UT 6,504, 7.290% 9496 37256UT 4,095, 7.290% 9497 37256UT 3,469, 7.290% 9588 36891CA 5,213, 7.520% 9669 37256NY 3,888, 7.580% 9671 36891FL 1,444, 8.010% 9672 36891VA 4,527, 8.010% 9673 36891NC 6,151, 7.760% 9674 36891OH 1,925, 7.970% 9675 36891MA 7,419, 8.040% 0000000000 37256NV 875 7.610% 0000000000 37256NV 932 7.610% 0000000000 36525FL 2,386, 7.350% 674,694,006 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 3912 21 0 4500 23 0 4950 19 0 5005 72 0 5237 62 0 5351 71 0 5405 11 0 5483 14 0 5535 0 5589 38 0 5596 18 0 5610 41 0 5615 63 0 5632 31 0 5819 46 0 5828 52 0 5829 30 0 5833 61 0 5857 71 0 5867 15 0 5873 0 5874 18 0 5876 0 5906 113, 0 5914 26 0 5915 11 0 5923 36 0 5979 14 0 5981 30 0 5995 68 0 6008 161, 0 6016 25 0 6017 19 0 6021 14 0 6027 16 0 6028 13 0 6041 18 0 6042 15 0 6059 11 0 6070 39 0 6072 41 0 6082 61 0 6100 165, 0 6101 84 0 6102 15 0 6116 12 0 6146 14 0 6151 80 0 6161 35 0 6187 12 0 6189 0 6190 10 0 6191 15 0 6204 85 0 6221 14 0 6225 12 0 6230 0 6233 69 0 6234 0 11/1/00 6235 16 0 6236 11 0 6237 0 6238 0 6239 0 6254 0 6266 23 0 6284 10 0 6310 54 0 6341 14 0 6347 14 0 6365 18 0 6378 27 0 6382 24 0 6383 12 0 6386 43 0 6388 27 0 6397 11 0 6414 37 0 6430 81 0 6461 23 0 6475 0 6526 19 0 6529 20 0 6557 23 0 6591 14 0 6599 20 0 6605 83 0 6638 15 0 8460 19 0 8462 18 0 8466 0 8489 88 0 8497 19 0 8574 0 8587 74 0 8597 28 0 8652 11 0 1 8666 29 0 8669 40 0 8672 16 0 8749 0 8782 0 8785 94 0 8874 30 0 8976 70 0 9002 25 0 9014 32 0 9025 16 0 9073 14 0 9114 46 0 9115 95 0 9119 141, 0 9121 103, 0 9123 33 0 9140 116, 0 9145 39 0 9173 19 0 9204 23 0 9210 23 0 9213 24 0 9277 35 0 9305 48 0 9306 40 0 9326 39 0 9329 32 0 9330 13 0 9331 22 0 9332 35 0 9333 52 0 9365 12 0 B 9371 43 0 9406 17 0 9423 15 0 B 9430 18 0 9488 13 0 9489 12 0 9495 46 0 9496 29 0 9497 24 0 9588 37 0 9669 34 0 9671 11 0 9672 34 0 9673 45 0 9674 14 0 9675 56 0 0000000000 0 0000000000 0 0000000000 17 0 0 * NOI and DSCR, if available and reportable under the terms of the of the trust agreement are based on information obtained from the relate and no other party to the agreement shall be held liable for the accurac used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Specially Serviced Loan Detail Ending DisclosureScheduled Interest Maturity Control # Balance Rate Date 8574993,724.39 0.0815 39508 0 0.00 0 0 #REF! #REF! #REF! #REF! Specially DisclosureProperty Serviced Control # Type Status CodeComments 8574Lodging 9 0 0 0 0 0 0 Borrower brought the loan current thru Ma #REF! #REF! #REF! A final forbearance is agreement is 0being finalized 0 0 0 0 #REF! #REF! 2Kmart filed for bankruptcy on 1/22/02 and 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail DisclosureModificatiModification Control # Date Description 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0No Realized L 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross Proceeds Aggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched Principal Expenses * 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 0.00 0 0.00 Cumulative 0.00 0 0.00 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. Balance Loss 0 0 0 0 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..